 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

PARETEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(212) 984-1096

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 21, 2019, the board of directors of Pareteum Corporation (the “Company”) determined that the Company’s financial statements which were included in its annual report for the year ended December 31, 2018 and quarterly reports for the quarters ended March 31, 2019 and June 30, 2019 (collectively, the “Non-Reliance Periods”) should no longer be relied upon. Similarly, related press releases, earnings releases, and investor communications describing the Company’s financial statements for the Non-Reliance Periods should no longer be relied upon. The Company will restate financial statements for the Non-Reliance Periods in advance of filing the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019.

The decision to restate these financial statements is based on the Company’s conclusion that certain revenues recognized during 2018 and 2019 should not have been recorded, during that period. For certain customer transactions, the company may have prematurely or inaccurately recognized revenue. These restatements should not impact historical cash or cash equivalents based upon the current review. At the present time, the restatements are expected to impact Revenue, Cost of Service, Operating Income, Net Loss, Accounts Receivable and other Balance Sheet line items. While the Company’s analysis is still underway, the Company currently estimates the revenue impact for the full year 2018 to be a reduction of approximately $9 million. For the first half of 2019, the Company currently estimates the revenue impact to be a reduction of approximately $24 million.

At this time, the Company has not fully completed its review and the expected financial impact of the restatement described above is preliminary and subject to change. The Company cannot predict the aggregate amount of revenue that will ultimately be restated, whether additional periods beyond those referenced above will be affected, and the final outcome or timing of the Company's filing of restated financial statements for the affected annual and quarterly periods. Until the full magnitude of these transactions is analyzed and understood, the company cannot provide forward guidance, and we expect the second half and full year 2019 will be materially below current analysts’ estimates.

The Company cannot at this time estimate when the restatement will be completed and filed on Form 10-K/A for the year ended December 31, 2018 and the interim periods cited above. The Company will continue to diligently pursue completion of the restatement and intends to make upcoming quarterly filings as soon as reasonably practical.

Because the Company has not yet fully completed its review, the expected financial impact of the restatement described above is preliminary and subject to change. There can be no assurance that the final reported adjustments will not differ materially from the estimated amounts discussed in this current report, or that additional adjustments will not be identified.

The audit committee has discussed the matters disclosed pursuant to this Item 4.02 with Squar Milner LLP, the Company’s independent accountant.

Item 8.01 Other Events

On October 21, 2019, the Company issued a press release announcing the restatement of the financial statements. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 21, 2019

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. Such statements may include, without limitation, statements with respect to the Company’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. These risks include, among other things (1) the ability to complete the restatement of the affected financial statements and address any material weaknesses, the timing of the completion of necessary restatements, interim reviews and audits by the Company’s independent registered public accounting firm, (2) risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements and internal control matters, (3) the risk of litigation or regulatory action arising from the restatement of the affected financial statements, (4) the timing of the review by, and the conclusions of, the Company’s independent auditor regarding the restatement, (5) the ability of the Company to remediate any material weaknesses in internal control over financial reporting, (6) potential reputational damage that the Company may suffer as a result of the restatement of the affected financial statements, (7) the impact of the restatement of the affected financial statements on the value of the Company’s common stock, and (8) the risk that the filing of the restatement of the affected financial statements will take longer than anticipated. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in the Company’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: October 21, 2019	By:	/s/ Edward O'Donnell
Name: Edward O’Donnell
Title: Chief Financial Officer